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MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Senior Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.             A review of the Servicer’s activities during the calendar year 2020 (the “Reporting Period”) and of its performance under the Agreement has been made under the undersigned officer’s supervision; and

2.             To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.

Dated: February 21, 2021

Midland Loan Services, a division of

PNC Bank, National Association

/s/ David D. Spotts

David D. Spotts

Senior Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

JP Morgan Chase Commercial Mortgage Securities Inc.

Recipient Role	Deal Name	Series Number	Midland Role
Depositor	Benchmark 2020-IG3 Mortgage Trust	Series 2020-IG3	Master and Special Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-LDP8	Master Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-CIBC18	Master Servicer
131 S Dearborn whole loan only
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-LDP12	Primary Servicer
Sawgrass Mills whole loan
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-CIBC20	Master Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-C1
Gurnee Mill whole loan only
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2008-C2	Master Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2011-C5	Master Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C6	Special Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-CIBX	Primary Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-CIBX	Special Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C8	Special Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-LC9	Master Servicer
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C10	Master Servicer
Master Servicer of the West County Center loan under the JPMCC 2012-LC9 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-LC11	Master Servicer
Master Servicer of the Legacy Place loan under the JPMBB 2013-C12 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C12	Master Servicer
Master Servicer of the IDS Center loan under the JPMCC 2013-C13 PSA.
Master Servicer and Special Servicer of the Southridge Mall loan under the JPMCC 2013-C14 PSA
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C13	Master Servicer
Master and Special Servicer of the SanTan Village loan under the JPMBB 2013-C14 PSA.
Master Servicer of the Americold Storage Portfolio loan under the JPMBB 2013-C12 PSA
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C14	Master and Special Servicer
Master Servicer of the 589 Fifth Avenue loan under the JPMCC 2013-C13 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C15
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C16	Special Servicer
Master Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C17
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C18	Master Servicer
Master Servicer and Special Servicerof the Meadows Mall loan under the JPMBB 2013-C14 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C19	Special Servicer
Master Servicer of the Marriott Anaheim loan under the JPMBB 2014-C18 PSA.
Special Servicer of the Arundel Mills & Marketplace loan serviced under the MSBAM 2014-C15 PSA
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C21	Special Servicer
Master Servicer of the Miami International Mall and The Shops at Wiregrass loans under the JPMBB 2014-C18 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C22
Special Servicer of the Charlottesville Fashion Square loan under the JPMBB 2014-C21 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C23
Master Servicer of the Beverly Connection loan under the GSMS 2014-GC24 PSA.
Depositor - General Counsel	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C26	Master and Special Servicer
Depositor	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON	Series 2019-ICON	Master Servicer
Depositor	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES	Series 2019-ICON UES	Master Servicer
Depositor	Benchmark 2019-B11 Mortgage Trust	Series 2019-B11	Master Servicer
Master Servicer of the ILPT Hawaii Portfolio loan under the ILPT 2019-SURF TSA and the loans under the GSMS 2019-GC39 PSA (55 Maiden Lane, Arbor Hotel Portfolio, Moffett Towers II - Building V)
Primary Servicer under the Heartland Dental Medical Office Portfolio loan under the WFCM 2019-C50 PSA, the 3 Columbus Circle loan under the BMARK 2019-B10 PSA
Master and Special Servicer of the SWVP Porfolio loan under the BBCMS 2019-C3 PSA and the 101 California Street loan under the CALI 2019-101C TSA and the 57 E 11th St loan under the GSMS 2019-GC40 PSA
Depositor	JPMCC Commercial Mortgage Securities Trust 2019-COR5	Series 2019-COR5	Master Servicer and Special Servicer

Master Servicer on the ICON Upper East Portfolio under the JPM 2019-ICON UES PSA, the ICON 18 (18 loans) loan under the JPM 2019-ICON PSA, and the Greenleaf at Howell loan under the BMARK 2019-B11 PSA.

Primary Servicer on the 3 Columbus Circle loan under the BMARK 2019-B10 PSA.
Master and Special Servicer on the SWVP Portfolio loan under the BBCMS 2019-C3 PSA.
Depositor	Benchmark 2019-B14 Mortgage Trust	Series 2019-B14	Master & Special Servicer
Master Servicer on the 900 & 990 Steward Avenue loan, the Sunset North loan, and the City Hyde Park loan under the BMARK 2019-B13 PSA, and 180 Water under CGCM 2019-GC44 PSA
Master and Special servicer on the Innovation Park loan under the BMARK 2019-B15 PSA.
Master Servicers on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA
Depositor	JPMDB Commercial Mortgage Securities Trust 2019-COR6	Series 2019-COR6	Master & Special Servicer
Master and Special Servicer on the Hyde Park Multifamily Portfolio loan, the NOV Headquarters loan, the Hampton Road Office Portfolio loan, the Brooklyn Renaissance Plaza I under the JPMCC 2019-COR5.
Master and Special Servicer on the Innovation Park loand under the BMARK 2019-B15 PSA, and on the Hilton Cincinatti Netherland Plaza loan under the BMARK 2019-B14.
Master Servicer on the Sunset North loan under the BMARK 2019-B13 PSA, and the Grand Canal Shoppes Loan under the MSC 2019-H7 PSA
Depositor	Benchmark 2020-IG1 Mortgage Trust	Series 2020-IG1	Master and Special Servicer
Master Servicer on 560 Mission Street loan under Benchmark 2020-B16 PSA and Starwood Industrial Portfolio loan under GSMS 2020-GC45 PSA.

Master Servicer and Special Servicer on the F5 Tower loan under BBCMS 2020-C6 PSA and Southcenter Mall under GSMS 2020-GC45 PSA, and on the Kings Plaza loan under the BMARK 2020-B17 PSA, and on the 1501 Broadway loan under the BMARK 2020-IG2 PSA

Depositor	J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-MKST	Series 2020-MKST	Servicer
Depositor	Benchmark 2020-B17 Mortgage Trust	Series 2020-B17	Master and Special Servicer

Master Servicer on the 3500 Lacey loan under the Benchmark 2020-B16 PSA, The Westin Book Cadillac loan and Staples Headquarters under the CGCMT 2020-GC46 PSA, and on the Stonemont Net Lease Portfolio loan under the JPMCC 2020-NNN PSA.

Master Servicer and Special Servicer on the 1501 Broadway under the Benchmark 2020-IG2 PSA, and the 3000 Post Oak loan under the BMARK 2020-B18 PSA
Depositor	J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-NNN	Series 2020-NNN	Servicer
Depositor	KKR Industrial Portfolio Trust 2020-AIP	Series 2020-AIP	Master Servicer
Depositor	JPMDB Commercial Mortgage Securities Trust 2020-COR7	Series 2020-COR7	Master and Special Servicer

Master and Special Servicer on the Hampton Roads Office Portfolio loan and the NOV Headquarters loan under the JPMCC 2019-COR5 PSA, the Los Angeles Leased Fee Portfolio loan under the JPMCC 2019-COR6 PSA

Master Servicer on the BX Industrial Portfolio loan under the BMARK 2020-IG3 PSA, the PCI Pharma Portfolio loan under the COMM 2019-GC44 PSA, and the Staples Headquarters and the Midland Atlantic Portfolio loans under the CGCMT 2020-GC46

Master and Special Servicer on the Chase Center Tower I loan and the Chase Center Tower II loans under the Benchmark 2020-IG2 PSA, and the Apollo Education Group HQ Campus loan under the Benchmark 2020-B17 PSA.

Depositor	Merit 2020-HILL	Series 2020-HILL	Master Servicer
Depositor	Benchmark 2020-B20 Mortgage Trust	Series 2020-B20	Master and Special Servicer
Master Servicer on the Coleman Highline deal, the 333 South Wabash deal, the Redmond Town Center deal, and the USAA Plano deal, Amazon Industrial Portfolio deal under the Benchmark 2020-B19 PSA
Master Servicer and Special Servicer on the Agellan Portfolio deal under the Benchmark 2020-B18 PSA.
Depositor	J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-609M	Series 2020-609M	Servicer and Special Servicer
Depositor	JP Morgan Commercial Mortgage Finance Corp.	Series 1999-C8	Master Servicer
Depositor	JP Morgan Commercial Mortgage Finance Corp.	Series 2000-C10	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2001-CIBC2	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-LDP6	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-LDP8	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-LDP9	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-CIBC18	Master Servicer
131 S Dearborn whole loan only
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-LDP10	Master Servicer
Americold Portfolio whole loan
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-LDP12	Primary Servicer
Sawgrass Mills whole loan
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-CIBC20	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-C1
Gurnee Mill whole loan only
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2008-C2	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2011-C5	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C6	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-CIBX	Primary Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-CIBX	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C8	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-LC9	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C10	Master Servicer
Master Servicer of the West County Center loan under the JPMCC 2012-LC9 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-LC11	Master Servicer
Master Servicer of the Legacy Place loan under the JPMBB 2013-C12 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C12	Master Servicer
Master Servicer of the IDS Center loan under the JPMCC 2013-C13 PSA.
Master Servicer and Special Servicer of the Southridge Mall loan under the JPMCC 2013-C14 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C13	Master Servicer
Master and Special Servicer of the SanTan Village loan under the JPMBB 2013-C14 PSA.
Master Servicer of the Americold Storage Portfolio loan under the JPMBB 2013-C12 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C14	Master and Special Servicer
Master Servicer of the 589 Fifth Avenue loan under the JPMCC 2013-C13 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C15
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C16	Special Servicer
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-AVM	Master and Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C17
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C18	Master Servicer
Master Servicer and Special Servicerof the Meadows Mall loan under the JPMBB 2013-C14 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C19	Special Servicer
Master Servicer of the Marriott Anaheim loan under the JPMBB 2014-C18 PSA.
Special Servicer of the Arundel Mills & Marketplace loan serviced under the MSBAM 2014-C15 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C20
Special Servicer of The Outlets at Orange, the Gumberg Retail Portfoliio loans under the JPMBB 2014-C19 PSA.
Special Servicer of the Westminster Mall loan serviced under the JPMBB 2014-C21 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C21	Special Servicer
Master Servicer of the Miami International Mall and The Shops at Wiregrass loans under the JPMBB 2014-C18 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C22
Special Servicer of the Charlottesville Fashion Square loan under the JPMBB 2014-C21 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C23
Master Servicer of the Beverly Connection loan under the GSMS 2014-GC24 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2014-C26	Master and Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C27	Master Servicer
Master and Special Servicer of The Outlet Shoppes of the Bluegrass loan under the JPMBB 2014-C26 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C28
Master Servicer of The Club Row Building, the Shaner Hotels Portfolio and loans under the JPMBB 2015-C27 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C29	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-MAR7	Servicer and Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C30
Master Servicer of the Sunbelt Portfolio under the JPMBB 2015-C31 PSA.
Special Servicer of the One City Centre, the Marriott-Pittsburgh loans under the JPMBB 2015-C29 PSA
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C31	Master Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-C32
Master Servicer of the Civic Opera Building loan under the JPMBB 2015-C31 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2015-JP1	Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-C1	Special Servicer
Special Servicer of the 7700 Parmer and The 9 loans under the JPMBB 2015-JP1 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-C2	Special Servicer
Special Servicer of the Williamsburg Premium Outlets and the Hall Office Park A1/G1/G3 loan under the DBJPM 2016-C1 PSA.
Special Servicer of the Naples Grande Beach Resort loan under the JPMBB 2016-C1 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-JP2
Master and Special Servicer of the 693 Fifth Avenue loans under the DBJPM 2016-C3 PSA.
Special Servicer of the 100 East Pratt and Four Penn Center loans under the JPMDB 2016-C2 PSA
Special Servicer of the Renaissance Providence Downtown Hotel loan under the DBJPM 2016-C1 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-JP3	Master Servicer
Special Servicer of the 100 East Wisconsin Avenue loan under the JPMDB 2016-C4 PSA.
Master Servicer of the Crocker Park Phase One & Two loan under the CGCMT 2016-C2 PSA.
Master and Special Servicer on the 693 Fifth Avenue loan under the DBJPM 2016-C3 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-WIKI	Servicer and Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-WPT MZB	Mezzanine Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-C4	Special Servicer
Master and Special Servicer of the 693 Fifth Avenue loan under the DBJPM 2016-C3 PSA.
Master Servicer of the Salesforce Tower and 1 Kaiser Plaza loans under the JPMCC 2016-JP3 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2016-JP4
Master Servicer of the Salesforce Tower loan under the JPMCC 2016-JP3 PSA.
Master Servicer of the 80 Park Plaza loan under the CGCMT 2016-C3 PSA
Special Servicer of the Fresno Fashion Fair Mall loan under the JPMDB 2016-C4 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-JP5	Master Servicer
Special Servicer of the Fresno Fashion Fair Mall loan under the JPMDB 2016-C4 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-C5
Master and Special Servicer of the Summit Place Wisconsin loan under the CD 2017-CD3 PSA.
Master Servicer of the Dallas Design District and Landmark Square loans under the JPM 2017-JP5 PSA.
Master Servicer of the 350 Park Avenue loan under the VNDO 2016-350P TSA.
Master Servicer of the Uovo Art Storage loan under the CD 2017-CD4 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-JP6	Master Servicer
Master Servicer and Special Servicer on the 211 Main Street and 740 Madison Avenue loans under the DBJPM 2017-C6 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-JP7
Master and Special Servicer on the Starwood Capital Group Hotel Portfolio, Gateway Net Lease, and 211 Main Street loans under the DBJPM 2017-C6 PSA.
Special Servicer on the St. Luke's Office, Columbus Office Portfolio and Alexandria Corporate Park loans under the CSAIL 2017-C8 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-STONE	Servicer and Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-M6MZ	Mezzanine Special Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2017-C7	Master and Special Servicer
Master and Special Servicer on the Starwood Capital Group Hotel Portfolio and Gateway Net Lease Portfolio loans under the DBJPM 2017-C6 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-B2
Special Servicer on the Lehigh Valley Mall, and the 90 Hudson loans under the Benchmark 2018-B1 PSA.
Master Servicer on the Two Harbor Point Square loan under the CGCMT 2018-B2 PSA.
Master and Special Servicer on the Atrium Center and Marriott Charlotte City Center loans under the Benchmark 2018-B3 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-C8
Master Servicer on the Dreamworks Campus loan under the UBS 2018-C9 PSA.
Master Servicer on the Fort Knox Executive Park loan under the CGCMT 2018-B2 PSA.
Special Servicer on the Lehigh Valley Mall loan under the Benchmark 2018-B1 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-B5	Special Servicer
Special Servicer on the Radisson Blu Aqua Hotel loan under the Benchmark 2018-B1 PSA.
Special Servicer on the Overland Park Xchange loan under the Benchmark 2018-B6 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-MINN	Servicer
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2018-B8	Master Servicer
Special Servicer on the Moffett Towers II - Building 1 loan under the Benchmark 2018-B6 PSA.
Depositor	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2019-COR4	Master and Special Servicer
Master and Special Servicer on the CBBC Industrial Portfolio under the UBS 2018-C15 PSA.
Master and Special Servicer on the Grand Hyatt Seattle and Renaissance Seattle loans under the COMM 2017-COR2 PSA.
Depositor	J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-ACE	Series 2020-ACE	Servicer